UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): August 3, 2017

CHURCH & DWIGHT CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Charles Ewing Boulevard, Ewing, New Jersey	08628
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 806-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On August 3, 2017, Church & Dwight Co., Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with a press release announcing its financial results for the quarter ended June 30, 2017, and providing additional information. The Company is amending the Original Form 8-K to correct information included under the headline “Outlook” in the press release furnished as Exhibit 99.1 to the Original Form 8-K. The Company expects reported net sales growth of approximately 4% for the full year ending December 31, 2017, which includes an approximately 1% impact from completed acquisitions and changes in foreign exchange rates, rather than net sales growth of approximately 3% for the full year ending December 31, 2017 as reported in the press release. The reported net sales and organic sales growth expected for the full year ending December 31, 2017 does not include any impact from the recently announced acquisition of Water Pik, Inc. There are no other changes to the press release or to the Original Form 8-K.

The information in this report is being furnished, not filed. Accordingly, the information included in this Item 2.02 or in Item 9.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

FORWARD-LOOKING STATEMENTS

This amendment to the Original Form 8-K contains forward-looking statements with respect to the Company’s net sales growth. These statements represent the intentions, plans, expectations and beliefs of the Company, and are based on assumptions that the Company believes are reasonable but may prove to be incorrect. In addition, these statements are subject to risks, uncertainties and other factors, many of which are outside the Company’s control and could cause actual results to differ materially from such forward-looking statements. Factors that could cause such differences include, without limitation, a decline in market growth, retailer distribution and consumer demand, growth or declines in various product categories and the impact of customer actions in response to changes in consumer demand and the economy, and the other factors discussed in “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and subsequent filings with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1*	Church & Dwight Co., Inc. press release, dated August 3, 2017

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date: August 4, 2017	By:	/s/ Patrick de Maynadier
	Name:	Patrick de Maynadier
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Church & Dwight Co., Inc. press release, dated August 3, 2017

*	Previously filed